                           BARTLETT BASIC VALUE FUND


March 31, 1996  - March 31, 1997 (one year)
--------------------------------
   Cumulative Total Return:
   -----------------------

ERV=   (18.33 x 2.570091) - (17.94 x 2.3581586)  x 1000 + 1000 = 1113.56
       ----------------------------------------
                         (17.94 x 2.3581586)

   P    = 1000

   C    = 1113.56   -  1  = 0.11356 = 11.36%
          -------                     -----
           1000

Average Annual Return:    Same
----------------------


March 31, 1992  -  March 31, 1997  (five years)
---------------------------------
   Cumulative Total Return
   -----------------------

   ERV  = (18.33 x 2.570091) -  (13.47 x 1.9022977)  x  1000 + 1000 = 1838.51
          -----------------------------------------
                    (13.47 x 1.9022977)
   P    = 1000

   C    = 1838.51   -  1  = 0.838505  = 83.85%
          -------                       -----
           1000

   Average Annual Return:
   ---------------------

   (0.838505 + 1) (1/5)    -  1  = 12.95%
                                   -----


March 31, 1987  -  March 31, 1997 (ten years)
---------------------------------
   Cumulative Total Return:
   -----------------------

   ERV = (18.33 x 2.570091) - (12.96 x 1.3917334) x 1000 + 1000 = 2611.89
         ----------------------------------------
                  (12.96 x 1.3917334)
   P   =   1000

   C   =   2611.89  -  1 = 1.611894   =  161.19%
           -------                       ------
             1000
   Average Annual Return:
   ---------------------

   (1.611894 + 1) (1/10)          -  1 =  10.08%
                                          -----

                       BARTLETT VALUE INTERNATIONAL FUND


March 31, 1996  - March 31, 1997 (one year)
--------------------------------
   Cumulative Total Return:
   -----------------------

ERV=   (13.64 x 1.30036) - (12.59 x 1.22026)  x 1000 + 1000 = 1154.51
       -------------------------------------
                 (12.59 x 1.22026)

   P    = 1000

   C    = 1154.51   -  1  = 0.15451 = 15.45%
          -------                     -----
            1000

Average Annual Return:    Same
----------------------


March 31, 1992  -  March 31, 1997  (five years)
---------------------------------
   Cumulative Total Return
   -----------------------

   ERV  = (13.64 x 1.30036) -  (9.93 x 1.08658)  x  1000 + 1000 = 1643.87
          -------------------------------------
                     (9.93 x 1.08658)
   P    = 1000

   C    = 1643.87   -  1  = 0.64386  = 64.39%
          -------                      -----
            1000

   Average Annual Return:
   ---------------------

   (0.64386 + 1) (1/5)    -  1  = 10.45%
                                  -----


October 6, 1989  -  March 31, 1997 (life of fund)
----------------------------------
   Cumulative Total Return:
   -----------------------

   ERV = (13.64 x 1.30036) - (10.00 x 1.0) x 1000 + 1000 = 1773.69
         ---------------------------------
                      (10.00 x 1.0)
   P   =   1000

   C   =   1773.69  -  1 = 0.77369   = 77.37%
           -------                     -----
            1000
   Average Annual Return:
   ---------------------

   (0.77369 + 1) (1/7.48493150)          -  1 = 7.95%
                                                ----

                              WORLDWIDE VALUE FUND

December 31, 1995  - December 31, 1996 (one year)
--------------------------------------
   Cumulative Total Return:
   -----------------------

ERV=   (24.24 x .804746) - (21.13 x .701878)  x 1000 + 1000 = 1315.32
       -------------------------------------
                  (21.13 x .701878)

   P    = 1000

   C    = 1315.32   -  1  = 0.315317 = 31.53%
          -------                      -----
           1000

Average Annual Return:    Same
----------------------


December 31, 1991  - December 31, 1996  (five years)
--------------------------------------
   Cumulative Total Return
   -----------------------

   ERV  = (24.24 x .804746) -  (15.44 x .693613)  x  1000 + 1000 = 1821.49
          --------------------------------------
                    (15.44 x .693613)
   P    = 1000

   C    = 1821.49   -  1  = 0.82149  = 82.15%
          -------                      -----
            1000

   Average Annual Return:
   ---------------------

   (0.82149 + 1) (1/5)    -  1  = 12.74%
                                  -----


December 31, 1986  - December 31, 1997 (ten years)
--------------------------------------
   Cumulative Total Return:
   -----------------------

   ERV = (24.24 x .804746) - (17.41 x .500) x 1000 + 1000 = 2240.90
         ----------------------------------
                               (17.41 x .500)
   P   =   1000

   C   =   2240.90  -  1 = 1.240900   = 124.09%
           -------                      ------
            1000
   Average Annual Return:
   ---------------------

   (1.240900 + 1)1/10          -  1 = 8.40%
                                      ----